UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NEWTEK BUSINESS SERVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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NEWTEK BUSINESS SERVICES, INC.

1440 Broadway

17th Floor

New York, New York 10018

April 30, 2010

Dear Shareholder:

We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Newtek Business Services, Inc. (the “Company”) to be held at the offices of the Company at 1440 Broadway, 17th Floor, New York, NY 10018 on Wednesday, May 26, 2010 at 9:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. Also enclosed is a Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and Officers of the Company and a representative of the Company’s independent accountants will be present to respond to any questions that our shareholders may have. Detailed information concerning our activities and operating performance is contained in our enclosed Annual Report and Proxy Statement.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope or vote by telephone or Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely yours,

Barry Sloane
Chairman, President and Chief Executive Officer

NEWTEK BUSINESS SERVICES, INC.

1440 Broadway

17th Floor

New York, New York 10018 (212) 356-9500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 26, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Newtek Business Services, Inc. (the “Company”) will be held at the offices of the Company at 1440 Broadway, 17th Floor, New York, NY 10018 on Wednesday, May 26, 2010 at 9:00 a.m., local time.

The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1.	To elect four directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2011.

2.	To approve the adoption by the Board of Directors of the Company’s 2010 Stock Incentive Plan.

3.	To ratify the appointment of the Company’s independent registered accounting firm (independent auditors) for the year ended December 31, 2010; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Shareholders of record at the close of business on April 21, 2010 are entitled to vote at the Annual Meeting and any adjournment thereof.

We ask that you fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. You may also cast your vote by telephone or Internet as shown on the Proxy Card. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

BARRY SLOANE
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York

April 30, 2010

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

NEWTEK BUSINESS SERVICES, INC.

1440 Broadway

17th Floor

New York, New York 10018

(212) 356-9500

ANNUAL MEETING OF SHAREHOLDERS

May 26, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newtek Business Services, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company at 1440 Broadway, 17th Floor, New York, NY 10018 on Wednesday, May 26, 2010 at 9:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed Proxy Card, are first being mailed to shareholders on or about April 30, 2010.

VOTING AND REVOCATION OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the direction given therein. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented at the Annual Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted (“broker no votes”) will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

How Do You Exercise Your Rights to Vote on the Proposals and Elect Directors

You may vote using any of the following methods:

•

By Mail – Shareholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominees for director, “FOR” the adoption of the Company’s 2010 Stock Incentive Plan, and “FOR” the ratification of the independent registered public accounting firm for 2010. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•

By Telephone – Shareholders of record may submit proxies by following the telephone voting instructions on each proxy card. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•

By Internet – Shareholders of record with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

•

In Person at the Annual Meeting – Shares held in your name as the shareholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Shareholders who execute the enclosed Proxy Card retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a shareholder attends the Annual Meeting and votes in person. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder’s proxy.

VOTING SECURITIES

The securities which can be voted at the Annual Meeting consist of the Company’s common shares, $0.02 par value per share (“Common Shares”). Shareholders of record as of the close of business on April 21, 2010 (the “Record Date”) are entitled to one vote for each Common Share then held on all matters. As of the Record Date 35,647,663 Common Shares were issued and outstanding (excluding treasury shares which do not vote). The presence, in person or by proxy, of at least a majority of the total number of Common Shares outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups owning in excess of 5% of Company’s Common Shares are required to file certain reports regarding such ownership with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our Common Shares beneficially owned as of the Record Date by:

•	each person or group known by us to beneficially own more than 5% of our outstanding Common Shares;

•	each director and nominee for director;

•	each executive officer named in the Summary Compensation Table set forth in the “Executive Compensation” section; and

•	all of our current directors and executive officers of the Company as a group.

The number of shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the SEC, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of the Record Date through the exercise of any stock option or any other rights. For purposes of computing the percentage of outstanding shares of Common Shares held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after the Record Date are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of Record Date there were 35,647,663 Common Shares issued and outstanding (excluding treasury shares which do not vote) ..

			Total
Name and Address of Beneficial Owner (1)	Shares Owned	Right to Acquire (2)	Beneficial Ownership (3)	Percent of Class
David C. Beck	170,654	39,685	210,339	*
Craig J. Brunet	83,384	200,000	283,384	*
Seth A. Cohen	50,193	150,000	200,193	*
Salvatore F. Mulia	54,195	27,780	89,475	*
Jeffrey G. Rubin(4)	4,291,505	—	4,291,505	11.68%
Barry Sloane	4,637,896	—	4,637,896	12.63%
Gordon L. Schroeder(5)	9,608	27,780	37,388	*
Sam Kirschner(6)	—	—	—	—
All current directors and executive Officers as a group (6 persons)			5,500,675	14.98%

*	Less than 1% of total Common Shares outstanding as of the Record Date.
(1)	Unless otherwise stated, the address of each person listed is c/o Newtek Business Services, Inc., 1440 Broadway, 17th Floor, New York, New York 10018.
(2)	Number of shares underlying stock options which are exercisable as of the Record Date or which become exercisable 60 days thereafter.
(3)	As of the Record Date.
(4)	Resigned as President March 7, 2008
(5)	Term will expire at the Annual Meeting.
(6)	Nominated for election as Director at the Annual Meeting

REQUIRED VOTE

The proposals for the election of the nominees as directors, for adoption of the Company’s 2010 Stock Incentive Plan and the ratification of the appointment of J.H. Cohn as independent accountants will be adopted by the affirmative vote of a plurality of the quorum present and voting at the Annual Meeting in person or represented by proxy. There is no cumulative voting.

PROPOSAL I – ELECTION OF DIRECTORS

The full Board of Directors currently consists of four directors all of whom serve for one year terms.

The nominees of the Compensation, Corporate Governance and Nominating Committee for election to the Board of Directors are

David C. Beck

Sam Kirschner

Salvatore F. Mulia

Barry Sloane

The election of all four directors will take place at the Annual Meeting all of whom will serve one year or until the Company’s Annual Meeting in 2011.

The Board of Directors recommends a vote “FOR” the nominees named above as directors of the Company.

Nominees for Election 2011 Annual Meeting:

David C. Beck	Age: 67	Director since: 2002

Mr. Beck has been Managing Director of Copia Capital, LLC (“Copia”), a private equity investment firm, since September 1998. Prior to joining Copia, Mr. Beck was CEO of Universal Savings Bank, Milwaukee, WI (1992 – 1998) and First Interstate Corporation of Wisconsin, a publicly traded company (1966 – 1990). From November 2002 through November 2009 Mr. Beck served as Chairman of Universal Savings Bank’s holding company, Universal Saving Banc Holdings, Inc. and Universal Savings Bank, F.A. He was certified as a public accountant in Wisconsin in 1965.

Sam Kirschner	Age 61	Nominated for election

Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC manages investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC places particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania.

Salvatore F. Mulia	Age: 62	Director since: 2005

Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica.

Barry Sloane	Age: 50	Director since: 1999

Mr. Sloane is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company and has been an executive officer of each of the Company-sponsored certified capital companies for more than five years. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988 Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

The Board and Board Meetings

Newtek’s Board of Directors and management are committed to responsible corporate governance to ensure that Newtek is managed for the long-term benefit of its shareholders. To that end, the Board of Directors and management periodically review and update, as appropriate, Newtek’s corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional shareholder organizations and current best practices of similarly situated public companies. The Board of Directors and management also regularly evaluate and, when appropriate, revise Newtek’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and The NASDAQ® Stock Market, Inc. (“NASDAQ”).

During the fiscal year ended December 31, 2009, the Board of Directors held a total of 7 meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and at least 75% of the meetings of all committees on which he served.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Governance Guidelines” which are available at www.newtekbusinessservices.com. The Governance Guidelines are also available in print to any shareholder who requests them. These principles were adopted by the Board of Directors to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Committees of the Board of Directors

The Board of Directors currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable NASDAQ and SEC rules. Each of the committees has a written charter approved by the Board of Directors, which are available on our website at www.newtekbusinessservices.com.

The Board of Directors’ Audit Committee consists of Messrs. Beck as Chair, Mulia and Schroeder and operates pursuant to its written Charter. The Audit Committee held 7 meetings during the year ended December 31, 2009. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve conflict of interest transactions and audit policies. It is expected that, if elected, Mr. Kirschner will replace Mr. Schroeder on both the Audit Committee and the Compensation, Corporate Governance and Nominating Committee.

Director Beck, Chair of the Audit Committee, has been determined by the Board of Directors to be a “financial expert” and “independent” under applicable rules of the SEC and NASDAQ. In addition, the Board of Directors has determined that all members of the audit committee are “financially literate” as that term is defined by applicable NASDAQ and SEC rules.

The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia, as Chair, Beck and Schroeder, all of whom are “non-employee directors” within the meaning of the federal securities laws. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Corporate Governance and Nominating Committee met 3 times during the year ended December 31, 2009. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board and reviewing director compensation and performance.

Director Independence

The Board of Directors is required by the Governance Guidelines to have a majority of members who meet the applicable independence requirements of NASDAQ and any applicable rule or law. Each of the following non-employee Directors is independent and has no relationship to the Company, except as a director and shareholder.

David C. Beck

Salvatore F. Mulia

Gordon L. Schroeder

The Board of Directors has determined that each of the past directors, with the exception of Mr. Sloane, qualify as “independent” as defined by applicable NASDAQ and SEC rules. In addition, it has determined that Mr. Kirschner, who has been nominated for election to the Board at the Annual Meeting, will also be “independent” under those same NASDAQ and SEC rules. In making this determination, the Board has concluded that none of these members or the nominee has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. It is the policy of the Board of Directors to hold executive sessions of the independent directors meeting without management at regular intervals and as requested by a director. David C. Beck presides over these meetings of the independent directors. All members of the Board of Directors are encouraged to attend the Annual Meeting of Shareholders. In 2009, Mr. Sloane, Mr. Schroeder, Mr. Beck and Mr. Mulia attended the Annual Meeting of Shareholders.

Leadership Structure; Risk Oversight

Mr. Sloane serves as our Chairman of the Board and as our President and Chief Executive Officer. Mr. Sloan has served as Chairman and Chief Executive Officer since 1999. We continue to believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our management team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness.

Our board of directors delegates risk oversight to our Audit Committee, which Committee considers and addresses risk management issues and concerns.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Board of Directors’ slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the Board to fulfill its responsibilities.

Shareholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of our common shares for at least a year as of the date such recommendation is made. The recommendation should be sent to the Compensation, Corporate Governance and Nominating Committee, c/o Matthew G. Ash, Secretary, Newtek Business Services, Inc., 1440 Broadway, 17th Floor, New York, New York 10018. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our Board or others. If the Board of Directors determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the proposal for election for the next annual meeting.

Shareholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the Board, by following the procedures set forth under “Shareholder Proposals” below. Candidates nominated by shareholders in accordance with the procedures set forth in our Bylaws may be included in our proxy statement and solicitation for the next annual meeting.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers has served on our Board or Compensation, Corporate Governance and Nominating Committee. Mr. Kirschner, who has been nominated for elections to the Board, has been instrumental in introducing the Company to a party with which the Company may engage in a material transaction. While no agreement exists, it is expected that if the transaction occurs, the Company will pay Mr. Kirschner a one-time fee in an amount to be determined.

Our Code of Ethics

We have adopted a code of ethics, referred to as our Code of Conduct, which applies to all directors and employees, including the principal executive, financial and accounting officers. A copy of the Code of Conduct will be made available upon request directed to the executive offices of the Company and may be viewed on our web site (www.newtekbusinessservices.com). In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code.

The Audit Committee or the Board of Directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee or the Board of Directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Audit Committee or the Board of Directors intends to review such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board of Directors reviews and approves all compensation-related policies involving our directors and executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC and NASDAQ initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on Forms 3 and 4 provided to Newtek by its directors and executive officers and greater than 10% shareholders during 2009, it appears that all such required reports were timely filed.

Director Compensation

The Board has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. All compensation was paid in cash during the year ended December 31, 2009.

•	for participation on the Board: $30,000;

•	as chair of the Compensation, Corporate Governance and Nominating Committee: $20,000; and

•	as chair of the Audit Committee: $20,000.

•	as committee member: $5,000.

The Company did not grant any non-cash compensation to its directors during 2009. The compensation plan for directors was changed in August 2009 so amounts shown below for the year 2009 reflect payments under the previous and current compensation plans.

Director Summary Compensation Table (1)

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David C. Beck	57,425	—	—	—		—	57,425
Salvatore F. Mulia	47,600	—	—	—	—	—	47,600
Gordon L. Schroeder	39,181	—	—	—	—	—	39,181
Christopher G. Payan(2)	45,850	—	—	—	—	—	45,850
Michael A. Schwartz(2)	32,750	—	—	—	—	—	32,750

(1)	Barry Sloane, the Company’s Chairman, Chief Executive Officer and President, is not included in this table as he was an employee of the Company in 2009 and thus received no compensation for his services as a Director. The compensation received by Mr. Sloane as an employee of the Company is shown in the Summary Compensation Table on page 13, below.
(2)	Messrs. Payan and Schwartz did not stand for reelection due to the reduction in the size of the Board of Directors and left the Board on August 26, 2009.

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Executive Officers Of The Registrant

The executive officers of Newtek, and their ages, as of April 15, 2010, are as follows:

Name	Age	Position

Barry Sloane	50	Chairman, President and Chief Executive Officer

Craig J. Brunet	61	Executive Vice President, Chief Information Officer

Seth A. Cohen	47	Chief Financial Officer

Mr. Sloane’s biographical information can be found under “Proposal I — Election of Directors” above.

Mr. Brunet has served as Executive Vice President and Chief Information Officer since January 1, 2008. Mr. Brunet previously served as Executive Vice President Strategic Planning and Marketing since July, 2006 and as Chairman and Chief Executive Officer of the Company’s Harvest Strategies subsidiary since June, 2001. From 1984 – 1989, Mr. Brunet served as Director of Strategic Planning for AT&T, where he managed all special development and modifications to standard AT&T products to include non-standard pricing, terms and conditions, hardware and software strategic initiatives, FCC Tariffs, as well as joint venture and/or integration requirements for the top 50 AT&T accounts. In 1989, Mr. Brunet joined Entergy Corporation as Executive Vice President responsible for managing and directing the overall Entergy System retail and wholesale marketing effort including strategy development, policy preparation and administration, market development and market analysis and research. During his tenure with Entergy, he served as Chairman of the Strategic Planning Committee of the Electric Power Research Institute (EPRI) and served on the Board of Directors of Entergy Enterprises guiding decisions on unregulated activities including strategic acquisition and investments in generation, distribution and new technology assets domestically and internationally. From 1993 – 1996, Mr. Brunet served as Chairman, CEO and President of First Pacific Networks, a leader in the initial development and deployment of broadband technologies in the United States and Europe. During this period, he was also Chairman of the Board of Credit Depot Corporation, a publicly traded multi-state mortgage company and served as Chairman of both the audit committee and compensation committee.

Mr. Cohen has served as Chief Financial Officer since August 31, 2007 and Senior Vice President Finance since March 30, 2007. Mr. Cohen has previously served as Executive Vice President of Capital Markets for the Company since January 2005 and Vice President for Capital Markets for the Company since June 2000. Mr. Cohen has twenty years experience in corporate and municipal finance. Prior to Newtek, from September 1998 to May 2000, Mr. Cohen was Director of the Mayor’s Office of Pensions and Public Finance for the City of New York.

Overview of Compensation Program

The Compensation, Corporate Governance and Nominating Committee (for purposes of this analysis, the “Committee”) of the Board of Directors is responsible for establishing, implementing, administering and continually monitoring compliance with the Company’s compensation policy. The Committee attempts to ensure that the total compensation paid to the senior executives is fair, reasonable and competitive.

The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2009, as well as the other individuals included in the Summary Compensation Table below, are referred to below as the “named executive officers”.

Compensation Policy and Objectives

All of our compensation programs are designed to attract and retain key employees. The Company’s policies are structured to motivate employees to achieve superior performance, and to reward them accordingly. Different programs are designed to attain short and long term performance objectives, with the goal of increasing shareholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than as individuals. The Company believes that in attaining key operating objectives, such as growth of sales, operating earnings and maintenance/expansion of market share it will attain a long-term competitive advantage, and ultimately, an increased market price for our stock. We believe that the performance of our executive management team, considered in view of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable. It is our belief that stock will, in the long-term, reflect our operating performance, which is a reflection of the performance of the Company’s executive management. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards which vest over time. Deferred compensation is also designed to reward top performers.

Role of Executive Officers in Compensation Decisions

The Committee supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and reviewed by the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including named executive officers (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review the recommendations for consistency with the Company’s compensation policies.

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The named executive officers are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined, by or under the direction of, our Committee, which uses the following factors to determine the amount of salary and other benefits appropriate for each named executive officer:

•	performance against corporate and individual objectives for the year;

•	difficulty of achieving desired results in the coming year;

•	value of their unique skills and capabilities to support long-term performance; • performance of their general management responsibilities; and

•	contribution as a member of the executive management team.

At this point in the Company’s development, we do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

A significant percentage of total compensation is allocated to incentives as a result of the policies mentioned above. There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically, and in 2009, we granted a majority of total compensation to executive officers in the form of cash compensation.

2009 Executive Compensation Components

For the year ended December 31, 2009, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation based on the executive’s performance; and

•	retirement and other benefits made available to all employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels which may be based on reviews of salary surveys and the closest related peer company compensation since we do not believe that Newtek has any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility.

During the review of base salaries for executives, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;

•	individual performance of the executive; and

•	a review of the Company’s revenue growth, net income and cash flow metrics relative to the Company’s annual plan as established by the Board.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility of the incumbent executive. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance and are determined by the Chief Executive Officer and reviewed by the Committee.

Annual Bonus

Annual bonuses may be earned by executive officers under the Company’s cash bonus plan. The Company creates a bonus pool based on the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow metrics relative to the Company’s annual plans as established by the Board. After the Committee has fixed an amount for the annual bonus pool, the Chief Executive Officer in consultation with the Committee with respect to the named executive officers, or in consultation with the named executive officers and other executive officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals, and performance relative to other companies of a similar size and business strategy. The mix and weight of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement by the executive determines the level of bonus.

Equity Based Compensation

From time to time, as recommended by the Chief Executive Officer, and with the approval of the Committee, the Company grants equity-based awards, such as stock options or restricted stock to the named executive officers and certain other key employees. The purpose is to create a clear and strong alignment between compensation and shareholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the Company that will vest over time and act as an incentive for the employee to remain with the Company. Restricted stock and options have been and are granted pursuant to the Company’s 2000 Incentive Stock and Deferred Compensation Plan or its 2003 Stock Incentive Plan. See also the discussion of the proposed adoption of the Company’s 2010 Stock Incentive Plan, below.

Under applicable accounting rule, we are required to measure the value of equity awards based on the fair value of the award on the grant date. The cost is recognized in our statement of operations over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period.

Options are awarded at the average of the highest and lowest sale price of the Company’s Common Shares on the NASDAQ market on the date of the grant (the “Market Value”). In certain limited circumstances, the Committee may grant options to an executive at an exercise price in excess of the Market Value of the Company’s Common Shares on the grant date. The Company has never granted options with an exercise price that is less than the Market Value of the Company’s Common Shares on the grant date, nor has it granted options which are priced on a date other than the grant date.

Options typically vest over the first two to five years of the ten-year option term, although in certain cases the Company has granted options that have vested immediately. Vesting rights cease upon termination of employment but options granted prior to 2008 may be exercised within one year of termination and those granted in 2008 and subsequent will have 90 days after termination in which to exercise. Prior to the exercise of an option, the holder has no rights as a shareholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Upon a change of control, or if earlier, the execution of an agreement to effect a change of control, all options and restricted stock awards under the Company’s 2000 Incentive Stock and Deferred Compensation Plan and its 2003 Stock Incentive Plan become fully vested and immediately exercisable, notwithstanding any other provision of the plan or any agreement.

Benefits and Perquisites

Our executives are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The named executive officers participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. At the Company’ discretion the match may be in the form of cash or Company Common Shares. In 2009 a cash match of $81,000 was approved and paid in March 2010.

The perquisites we provided in fiscal 2009 are as follows. We paid the premiums on life insurance policies for Mr. Sloane in the amount of $3,135.

Compensation of the Chief Executive Officer

The Committee determined the compensation for Barry Sloane, Chairman, Chief Executive Officer and Secretary for 2009. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s salary was maintained at $350,000 for 2009 and no bonus was paid. Mr. Sloane received no bonus in 2007 and 2008. This is less than the competitive labor market median for someone with his skills and talents, but reflective of the Company’s current cash position. Mr. Sloane’s compensation has remained unchanged from 2005 to 2009.

Conclusion

Attracting and retaining talented and motivated management and employees is essential to creating long-term shareholder value. Offering a competitive, performance-based compensation program helps to achieve this objective by aligning the interests of the executive officers and other key employees with those of shareholders. We believe that the Company’s 2009 compensation program met those objectives.

COMPENSATION COMMITTEE REPORT

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2009 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore F. Mulia, Chairman

David C. Beck

Gordon Schroeder

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Financial Officer and next most highly compensated executive officers during 2009 and the two pervious years which we refer to as named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation (in excess of $10,000)($)	Total ($)
Barry Sloane, CEO	2009	350,000	—	—	—	—	—	—	350,000
Craig J. Brunet, EVP, CIO	2009	276,000	—	—	—	—	—	—	276,000
Seth A. Cohen, , CFO	2009	240,000	—	—	—	—	—	—	240,000

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation (in excess of $10,000)($)	Total ($)
Barry Sloane, CEO	2008	350,000	—	—	—	—	—	—	350,000
Jeffrey G. Rubin, President(2)	2008	53,290	50,000	—	—	—	—	—	103,290
Craig J. Brunet, EVP	2008	276,000	60,000	—	52,000	—	—	—	388,000
Seth A. Cohen, SVP, CFO	2008	240,833	25,000	—	52,000	—	—	—	317,833

(1)	Cash bonus awarded for 2007 performance and paid in 2008.
(2)	Resigned March 7, 2008.
(3)	10 year options with 2 year vesting.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other compensation (in excess of $10,000)($)	Total ($)
Barry Sloane, CEO	2007	350,000	—	—	—	—	—	—	350,000
Jeffrey G. Rubin, President(2)	2007	286,668	50,000	—	—	—	—	—	336,668
Michael J. Holden, CFO (3)	2007	160,000	—	—	—	—	—	—	160,000
Craig J. Brunet, EVP	2007	240,000	60,000	—	—	—	—	—	300,000
Seth A. Cohen, SVP, CFO	2007	210,833	25,000	—	—	—	—	—	235,833
Tracy A Schmidt, President, Universal Processing Services of Wisconsin, LLC(4)	2007	18,750	—	—	—	—	—	—	18,750

(1)	Cash bonus awarded for 2006 performance and paid in 2007
(2)	Resigned March 7, 2008.
(3)	Resigned August 31, 2007.
(4)	Resigned February 5, 2007.

Equity Compensation Plans

The following table provides information as of December 31, 2009 with respect to our Common Shares that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)

Equity Compensation Plans Approved by Shareholders (1)	1,695,354	$2.10	2,260,140

Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,695,354	$2.10	2,260,140

(1)	Consists of 4,250,000 Common Shares under the Company’s 2000 Stock Incentive and Deferred Compensation Plan and 1,000,000 Common Shares under the Company’s 2003 Stock Incentive Plan.
(2)	Includes 1,650,000 shares no longer issuable under the 2000 Plan; see Proposal II, below.

Grants Of Plan Based Awards

There were no equity awards to our named executive officers during 2009.

Outstanding Equity Awards At 2009 Year End

The following table reflects all outstanding equity awards held by our named executive officers as of December 31, 2009:

	Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Barry Sloane, CEO	—		—	—	—	—	—	—	—	—

Craig J. Brunet,	100,000	(1)	—	—	1.57	12/21/15	—	—	—	—
EVP, CIO	100,000		—	—	1.50	05/18/18	—	—	—	—

Seth A. Cohen,	50,000	(1)	—	—	1.57	12/21/15	—	—	—	—
SVP	100,000		—	—	1.50	05/15/18	—	—	—	—

(1)	These options are fully vested.

OPTIONS EXERCISED AND STOCK VESTED

There were no stock options exercised and restricted shares vested during 2009 for the named executive officers.

Employment Agreements

The Company has entered into separate employment agreements with the following three executive officers:

•	Barry Sloane, as Chairman, Chief Executive Officer and President;

•	Craig J. Brunet as Executive Vice President and Chief Information Officer thereafter; and

•	Seth a. Cohen, Chief Financial Officer.

Barry Sloane, as Chairman and Chief Executive Officer, is responsible for implementing the policies adopted by the Company’s Board of Directors.

Mr. Sloane’s employment agreement provides for:

•	a fifteen month term through March 31, 2011 at an annual base salary of $350,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives;

•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and

•	$2 million of split-dollar life insurance coverage.

Mr. Brunet’s employment agreement provides for:

•	a fifteen month term through March 31, 2011 at an annual base salary of $276,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Cohen’s employment agreement provides for:

•	a fifteen month term through March 31, 2011 at an annual base salary of $240,000;

•	at least one annual salary review by the Board of Directors;

•	participation in any discretionary bonus plan established for senior executives; and

•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provides for a payment in the event of non renewal of his employment in an amount equal to one and one half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Each of Mr. Brunet’s and Mr. Cohen’s employment agreements provides for a payment in the case of non renewal or termination other than for cause of the agreement equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. Each of the employment agreements provides for a payment in the case of a termination concurrent with a change of control equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Each employment agreement contains a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement. The employee is not prohibited, however, from:

•

serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company; or

•	investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to voluntarily terminate his agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would be payable to the executive officers under existing arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2009, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid upon Mr. Sloane’s, Mr. Cohen’s and Mr. Brunet’s termination of employment can be determined only at the time of their separation from the Company.

	Post Termination Payments
Name	Change in Control with Termination	Change in Control with Change in Duties	Other Non Renewal or Termination without Cause
Barry Sloane, CEO	$700,000	$525,000	$525,000
Craig Brunet, EVP, CIO	$302,000	$302,000	$302,000
Seth Cohen, CFO	$288,000	$288,000	$288,000

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2009.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2009.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments including its Stock Option Plan, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of FASB Statement 123(R).

PROPOSAL II –APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

In March 2010 the Board of Directors adopted the Newtek Business Service, Inc. 2010 Stock Incentive Plan, or the Plan, for the purpose of advancing the interests of the Company by providing eligible directors, employees and consultants of the Company and its affiliates with the opportunity to acquire shares of the Company’s common Shares. By encouraging such Shares ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business. The Plan is not tax-qualified under Section 401 (a) of the Code.

The principal reason for the adoption of this new Plan is that the Company’s 2000 Incentive Stock Option and Deferred Compensation Plan has by its terms terminated the ability of the Board of Directors to authorize new option awards under that Plan. At the date of that termination, there were available for issuance under the plan approximately 1,650,000 Common Shares. The Board of Directors views the new Plan, which will authorize the same number of Common Shares, 1,650,000, as expired under the 2000 Plan, as an extension of the authorization for the incentive awards. The new Plan will not result in any material increase in the dilutive effect of the incentive plans in the aggregate as the shares reserved for issuance under the 2000 Plan, and which are not required to meet existing commitments will be released and the equivalent number will be reserved under the 2010 Plan. The Board of Directors recommends a vote “FOR” the approval of the 2010 Stock Incentive Plan.

The following description of the material provisions of the Plan should be read in conjunction with the full Plan which is attached to this Proxy Statement as an Appendix.

Effective Date. The Plan was adopted by the Board and became effective on March 30, 2010, contingent upon the Plan’s approval by holders of a majority of the total votes cast at the Annual Meeting.

Administration. The Plan is administered by the Compensation, Corporate Governance and Nominating Committee (the “Compensation Committee”), appointed by the Board of Directors, which has discretionary authority to:

•	select participants and grant awards;

•	determine the form and content of any awards granted under the Plan;

•	interpret the Plan;

•	prescribe, amend and rescind rules and regulations relating to the Plan; and

•	make other decisions necessary or advisable for the administration of the Plan.

All decisions, determinations and interpretations of the Compensation Committee are final and conclusive on all persons affected thereby. Members of the Compensation Committee will be indemnified to the full extent permissible under the Company’s governing instruments in connection with any claims or other actions relating to any action taken under the Plan.

Eligible Persons; Types of Awards. Under the Plan, the Compensation Committee has discretionary authority to grant to employees, consultants and directors of the Company, including members of the Compensation Committee, the following awards:

•	Shares options;

•	Shares appreciation rights (“SARs”); and

•	restricted share awards.

Shares Available for Grants. The Plan reserves 1,650,000 Common Shares for issuance upon the exercise of options, SARs and shares subject to restricted share awards. Such shares may be:

•	authorized but unissued shares; or

•	shares held in treasury.

In the event of any merger, consolidation, recapitalization, reorganization, reclassification, shares dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Compensation Committee will adjust the number and kind of shares reserved for issuance under the Plan, the number of and kind of shares subject to outstanding awards, and the exercise prices of options or SARs. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Shares to award holders, those shares shall, unless the Plan shall have been terminated, be available for the grant of additional awards.

Options; Exercise Price. Options may be either incentive stock options (“ISOs”) as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs (“Non-ISOs”). ISOs may be granted to employees only. The exercise price as to any ISO may not be less than the fair market value (determined under the Plan) of the optioned shares on the date of grant. In the case of a participant who might own more than 10% of the outstanding Common Shares on the date of receiving an ISO grant, its exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Shares with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the ISOs granted in excess of $100,000 will be treated as Non-ISOs. The exercise price as to any Non-ISO may not be less than 50 percent of the fair market value of the optioned shares on the date of grant.

SARs. A SAR may be granted in tandem with all or part of any option granted under the Plan, or without any relationship to any option. A SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with options, the participant’s exercise of the SAR cancels his or her right to exercise the option, and vice versa. Regardless of whether a SAR is granted in tandem with an option, exercise of the SAR will entitle the participant to receive, as the Compensation Committee prescribes in the grant, all or a percentage of the difference between:

•	the fair market value of the Common Shares subject to the SAR at the time of its exercise; and

•	the fair market value of such Common Shares at the time the SAR was granted (or, in the case of SARs granted in tandem with options, the exercise price).

The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

Exercise of Options and SARs. The exercise of options and SARs will be subject to such terms and conditions as are established by the Compensation Committee and are set forth in a written agreement between the Compensation Committee and the participant. Unless a different vesting schedule is specified in the agreement, each option granted will be vested and exercisable with respect to 25% of the underlying shares after each year of service (as defined in the Plan). Only Common Shares are subject to purchase upon exercise of the options, and an option may not be exercised for a fractional share.

Method for Exercise. A participant may exercise options and SARs, subject to provisions relative to their termination and limitations on their exercise, only by:

•	written notice of intent to exercise the option or SAR with respect to a specified number of Common Shares; and

•

in the case of options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Shares, or a combination of cash and Common Shares, of the amount of the exercise price for the number of shares with respect to which the option is then being exercised.

Common Shares utilized in full or partial payment of the exercise price for options are valued at their fair market value at the date of exercise.

Effect of Termination of Service. In the absence of Compensation Committee action to the contrary, an otherwise unexpired option shall cease to be exercisable upon:

•	a participant’s termination of employment for “just cause” as defined in the Plan;

•	the date that is ninety (90) days after a participant terminates service for a reason other than just cause or death; or

•	the date that is two years after a participant’s death.

Restricted Share Awards. The Compensation Committee has the discretion to select employees and directors of the Company who will receive restricted share awards. Unless a different vesting schedule is specified by the Compensation Committee, each restricted share award will vest with respect to 25% of the underlying shares after each year of service (as defined in the Plan). One Common Share will be distributed for each restricted share earned as soon as practical after the restricted shares have been earned. Whenever Common Shares are distributed pursuant to a restricted share award, the distribution shall include an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company’s shareholders) and a number of Common Shares equal to any Shares dividends declared and paid with respect to a Common Share between the date the relevant restricted share award was initially granted to such participant and the date the shares are being distributed.

Conditions on Issuance of Shares. The Compensation Committee will have the discretionary authority to impose, in agreements, such restrictions on Common Shares issued pursuant to the Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Compensation Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties. In addition, the Company may cause the forfeiture of Common Shares that a participant receives pursuant to an award if the participant breaches any non-competition agreement with the Company. If the participant has disposed of such shares, the Company may seek compensatory damages, including the sale to the Company of other Common Shares owned by the participant.

Nontransferability. Participants may transfer non-ISOs, SARs, and restricted share awards to family members or trusts under specified circumstances. ISOs may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Shares that are received pursuant to an award may not be sold within the six-month period following the grant date of that award, except in the event of the participant’s death or disability, or such other event as the Board of Directors may specifically deem appropriate.

Effect of Dissolution and Related Transactions. Upon the earlier of a change in control (as defined in the Plan) or the execution of an agreement to effect a change in control, all awards will become fully vested.

All outstanding awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from any of the following transactions:

•	the liquidation or dissolution of the Company;

•	a merger or consolidation in which the Company is not the surviving entity; or

•	the sale or disposition of all or substantially all of the Company’s assets.

However, any such adjustment will be made in such a manner as not to constitute a modification of outstanding ISOs within the meaning of Section 424(h) of the Internal Revenue Code.

Duration of the Plan and Awards. The Plan will remain in effect until terminated by the Company’s Board of Directors, but options may not be granted under the Plan more than ten (10) years after the effective date. The maximum term for an option or SAR is 10 years from the date of grant, except that the maximum term of an ISO (and a SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Shares on the date of grant. The expiration of the Plan, or its termination by the Compensation Committee, will not affect any Award then outstanding.

Modification of Options. At any time, and from time to time, the Board of Directors may authorize the Compensation Committee to modify any outstanding option, provided that no such modification may confer on the holder of the option any right or benefit which could not be conferred on him by the grant of a new option, or impair the option without the holder’s consent.

Amendment and Termination of the Plan. The Board of Directors may from time to time amend the terms of the Plan and, with respect to any shares at the time not subject to awards, suspend or terminate the Plan. No amendment, suspension, or termination of the Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any award previously granted.

Financial Effects of Awards. The Company will receive no monetary consideration for the granting of awards under the Plan other than the exercise price for Common Shares issued to participants upon the exercise of their options, and will receive no monetary consideration upon the exercise of SARs or the distribution of Common Shares satisfying restricted share awards. Cash proceeds from the sale of Common Shares issued pursuant to the exercise of options will be added to the general funds of the Company to be used for general corporate purposes.

All share-based payments to employees are recognized in the financial statements based on their fair values using an option-pricing model at the date of grant. The Company recognizes compensation on a straight-line basis over the requisite service period for the entire award. The Company has elected to adopt the alternative transition method for calculating the tax effects of share-based compensation. The alternative transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the tax effects of employee share-based compensation, which is available to absorb tax deficiencies.

Federal Income Tax Consequences

Summarized below is a brief description of the U.S. federal income tax consequences generally arising with respect to awards. This summary is not intended to constitute tax advise and is not intended to be exhaustive and, among other things, does not describe state, local and foreign tax consequences.

Date of Award. The recipient of an award will not recognize taxable income upon its grant. Nor will the grant entitle the Company to a current deduction.

Subsequent Events. The subsequent tax consequences for award recipients differ, as follows, depending on the type of award. In general, however, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the award holder.

ISOs. If an award holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as capital gain. However, the difference between the fair market value of the Common Shares on the date of exercise and the exercise price of the ISO will be included in the award holder’s alternative minimum taxable income. The holder’s basis in the Common Shares receive on exercise will be equal to the exercise price, and the holder’s holding period in which Common Shares will begin on the day following the exercise date.

If a holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a “disqualifying disposition.” In this event, the holder will be required, at the time of the disqualifying disposition, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Shares on the date of exercise as ordinary income and the excess, if any, as capital gain.

The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the holder for alternative minimum tax. However, if a participant recognizes ordinary income, taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

Non-ISOs and SARs. A holder will recognize ordinary income upon the exercise of a Non-ISO or SAR in an amount equal to the difference between the fair market value of the Common Shares on the date of exercise and the option price. Upon a subsequent disposition of such shares, any amount received by the holder in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The holder’s basis in the Common Shares received will equal the fair market value of the shares on the exercise date, and the holder’s holding period will begin on the day following the exercise date.

Restricted Share Awards. Upon becoming entitled to receive Common Shares at the end of the applicable restriction period, the award holder will recognize ordinary income in an amount equal to the fair market value of the shares at that time. Upon the sale of the shares after the shares have vested, the holding period to determine long-or short-term capital gain or loss will begin when the restriction period lapses, and the tax basis will be equal to he fair market value of the shares when they vest.

However, a holder who makes an election under Section 83 (b) of the Code within 30 days after the date of the grant will have ordinary income on the date of grant equal to the fair market value of the restricted shares as if the shares were unrestricted and could be sold immediately. If the Common Shares subject to the election are subsequently forfeited, the holder will nor be entitled to any deduction, refund or loss for tax purposes. However, if the shares vest, the holding period for determining long-or-short-term capital gain or loss will commence on the date of grant and the basis for the shares will equal the fair market value of the shares on the date of the grant.

PROPOSAL III – RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has reappointed J.H. Cohn LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2010, and the Audit Committee has asked that this selection be ratified by our shareholders.

Representatives of J.H. Cohn LLP are invited to the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The ratification of the selection of J.H. Cohn LLP as our independent accountants for the fiscal year ending December 31, 2010, will require the affirmative vote of the holders of a majority of the outstanding Common Shares present at the Annual Meeting, in person or represented by proxy, and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes will be disregarded and will have no effect on the outcome of the vote. In the event this Proposal is not approved, the Audit Committee will take such fact into account in selecting the Company’s independent accountants for the year ending December 31, 2011.

THE BOARD BELIEVES THAT A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” SUCH PROPOSAL.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees and Services

J. H. Cohn LLP served as the Company’s independent accounting firm for the years ended December 31, 2008 and December 31, 2009.

Fees for professional services rendered to the Company by J. H. Cohn LLP during the fiscal years ended December 31, 2009 were as follows (in thousands):

Audit Fees	$806
Audit Related Fees	60
Tax Fees	—

All Other Fees	—

Total Fees	$866

Fees for professional services rendered to the Company by J. H. Cohn LLP during the fiscal year ended December 31, 2008 were as follows (in thousands):

Audit Fees	$1,120
Audit Related Fees	35
Tax Fees	—

All Other Fees	—

Total Fees	$1,166

Audit Fees: The audit fees for the fiscal years ended December 31, 2009 and 2008 were for professional services rendered in connection with the audit of the Company’s annual financial statements, assistance with review of documents filed with the SEC, consents and other services required to be performed by our independent registered public accounting firm.

Audit-Related Fees: The audit-related fees during the fiscal years ended December 31, 2009 were for assurance and related services associated with the audit.

Tax Fees: No fees were billed to the Company by J. H. Cohn LLP during the fiscal years ended December 31, 2009 and 2008 for professional services rendered in connection with tax compliance, tax advice, and tax planning.

All Other Fees: All other fees billed to the Company by J. H. Cohn LLP during the fiscal years ended December 31, 2009 and 2008 for non-audit services and assurance and related services for attestations not required by law.

In accordance with the Audit Committee Charter, all of the foregoing audit and non-audit fees paid to and the related services provided by J.H. Cohn LLP were pre-approved by the Audit Committee. In addition, it is the policy of the Audit Committee not to engage our independent accountants to perform any non-audit services specifically prohibited by law or regulation.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors, through its Audit Committee, and in accordance with its written Charter, reviews the audit function, internal controls and financial statements of the Company. The Committee consists solely of directors who are not Company employees and are considered “independent” under applicable rules of the Securities and Exchange Commission and the NASDAQ Stock Market. In 2009, the Audit Committee convened 7 times to discuss with management and the independent auditors their respective accounting, auditing and financial reporting responsibilities with respect to the fiscal year 2009 or 2008.

In connection with the December 31, 2009 financial statements of the Company, the Audit Committee: (1) reviewed and discussed the audited and interim unaudited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and the independence of the auditors; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1. In discharging these oversight responsibilities as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditor and the Company that might bear on the auditors’ independence and discussed with the auditors any relationships that may impact their objectivity and independence. Based upon these procedures and discussions with Company management, the Audit Committee considered whether it was necessary to exclude J.H. Cohn LLP from performing any work for the Company separate and apart from auditing the Company’s financial statements. After a thorough analysis, the Audit Committee concluded that at this time there was no conflict that would jeopardize auditor independence and that it is satisfied as to the auditors’ independence. The committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls.

The Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2009, with management and the independent auditors. Based upon these reviews and the resulting discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Date: April 27, 2010	Respectfully submitted, David C. Beck, Chairman Salvatore F. Mulia Gordon L. Schroeder

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a Shareholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such Shareholder’s intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 26, 2010

The Proxy Statement and Annual Report for the year ended December 31, 2009 are available at the special website: http://www.newtek2010proxy.com

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s Public Reference Room in Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to Newtek Business Services, Inc., 1440 Broadway, 17th Floor, New York, NY 10018, Attention: Chief Legal Officer, and can also be accessed through our website at www.newtekbusinessservices.com.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single copy of the proxy materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to, Newtek Business Services, Inc., 1440 Broadway, 17th Floor, New York, NY 10018, Attention: Chief Legal Officer or call (212) 356-9500. Promptly upon receipt by us of such a request from a shareholder, separate proxy materials will be delivered to the requesting shareholder. Shareholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

CONFIDENTIALITY OF PROXIES

The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a shareholder makes a written comment on a proxy card or an attachment to it.

COSTS OF PROXY SOLICITIATION; SHAREHIOLDER COMMUNICATIONS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation.

Shareholders may send written communications to the Board of Directors to the attention of the Board of Directors, c/o Newtek Business Services, Inc., 1440 Broadway, 17th floor, New York, New York 10018.

Shareholder communications must be signed by the shareholder and identify the number of Common Shares held by the shareholder. Each properly submitted shareholder communication will be provided to the Board of Directors at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy statement and proxy relating to the 2011 Annual Meeting of Shareholders of the Company, which will be held on or about May 26, 2011, any shareholder proposal to take action at such meeting must be received by the Secretary of the Company at 1440 Broadway, 17th Floor, New York, New York 10018 no later than January 26, 2011. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2011 Annual Meeting of Shareholders, or to consider and vote upon at any such meeting, any shareholder proposal which does not meet all of the requirements established by the Securities and Exchange Commission (“SEC”) or the Company’s Restated Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

************************

By order of the Board of Directors,

Matthew G. Ash, Secretary

EXHIBIT A

NEWTEK BUSINESS SERVICES, INC. 2010

STOCK INCENTIVE PLAN

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to advance the interests of the Company through providing select Employees, Directors and Consultants of the Company and its Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Employees, Directors and Consultants of the Company or any Affiliate to promote the success of the business. The Plan is not tax-qualified under Section 401(a) of the Code.

2.	DEFINITIONS.

As used herein, the following definitions shall apply.

(a) “Account” shall mean a bookkeeping account maintained by the Company in the name of a Participant.

(b) “Affiliate” has the meaning set forth in Rule 12b-2 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

(c) “Agreement” shall mean a written agreement entered into in accordance with Section 5(c) of the Plan.

(d) “Award” shall mean an Option, Restricted Share or SAR awarded pursuant to the Plan.

(e) “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

(f) “Change in Control” shall mean any one of the following events: (i) the acquisition following the Effective Date of ownership, holding or power to vote more than 25% of the Company’s voting shares, (ii) the acquisition of the ability to control the election of a majority of the Board, (iii) the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board (the “Existing Board”) cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining Change in Control, the term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rulings issued and regulations promulgated thereunder.

(h) “Committee” shall mean the Compensation, Corporate Governance and Nominating Committee appointed by the Board in accordance with Section 5(a) hereof.

(i) “Common Shares” shall mean the common shares, par value $0.02 per share, of the Company.

(j) “Company” shall mean Newtek Business Services, Inc., and its successors and assigns.

(k) “Consultant” shall mean any person who is performing services for the Company or an Affiliate as a consultant, independent contractor or in another non-Employee capacity.

(l) “Continuous Service” shall mean the absence of any interruption or termination of service as an Employee or Consultant of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of (i) sick leave, military leave or any other leave of absence approved by the Company, (ii) transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or (iii) changes between a Participant’s status as an Employee, Consultant or Director provided the Participant is continuously performing services for the Company or an Affiliate.

(m) “Director” shall mean any member of the Board, and any member of the board of directors or manager, in the case of a limited liability company, of any Affiliate or other company that the Board has by resolution designated as being eligible for participation in this Plan.

(n) “Disability” shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

(o) “Effective Date” shall mean the date specified in Section 14 hereof.

(p) “Employee” shall mean any person employed by the Company or an Affiliate.

(q) “Exercise Price” shall mean the price per Optioned Share at which an Option may be exercised.

(r) “ISO” shall mean an Option which an Agreement identifies as an “incentive stock option” within the meaning of Section 422 of the Code.

(s) “Market Value” shall mean the fair market value of the Common Shares, as determined under Section 7(b) hereof.

(t) “Non-Employee Director” shall have the meaning provided in Rule 16b-3.

(u) “Non-ISO” shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but which an Agreement identifies as not being an ISO or which by operation or the terms of grant fails to satisfy the requirements of Section 422 of the Code.

(v) “Option” shall mean an ISO or a Non-ISO.

(w) “Optioned Shares” shall mean Shares subject to an Option granted pursuant to this Plan. (x) “Participant” shall mean any person who receives an Award pursuant to the Plan. (y) “Plan” shall mean this Newtek Business Services, Inc. 2010 Stock Incentive Plan.

(z) “Restricted Share Award” shall mean a right granted under Section 10 of this Plan to receive Shares.

(aa) “Rule 16b-3” shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(bb) “Share” shall mean one Common Share.

(cc) “SAR” shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of Shares over a specified period of time.

(dd) “Year of Service” shall mean a full twelve-month period, measured from the grant date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

3.	TERM OF THE PLAN AND OPTIONS.

(a) Term of the Plan. This Plan shall remain in effect until terminated by the Board. Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect in accordance with their terms until they have been earned and paid, or by their terms expire or are forfeited. No Option shall be granted under the Plan after ten years from the Effective Date.

(b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Shares at the time an ISO is granted, the term of such ISO shall not exceed five years.

4.	SHARES SUBJECT TO THE PLAN.

Except as otherwise required under Section 12, the aggregate number of Shares deliverable pursuant to Awards shall not exceed one million, six hundred and fifty thousand (1,650,000) Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Award should expire, become unexercisable, or be forfeited for any reason, the Shares subject to the Award shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

5.	ADMINISTRATION OF THE PLAN.

(a) Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, and consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

(b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

(c) Agreement. Each Award shall be evidenced by an Agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of an Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, for an Agreement awarding an Option, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of’ such Option. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of the Awards.

(d) Effect of the Committee’s Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company’s governing instruments and insurance policies with respect to the indemnification of Directors.

6.	GRANT OF OPTIONS.

(a) General Rule. The Committee shall have the discretion to grant Employees, Directors and Consultants Options to purchase Optioned Shares, which shall be subject to any restrictions or conditions imposed pursuant to Section 17 of this Plan, provided, that ISOs may not be granted to Non-Employee Directors or Consultants.

(b) Special Rules for ISOs. The aggregate Market Value, as of the date an Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

7.	EXERCISE PRICE FOR OPTIONS.

(a) Limits on Committee Discretion. The Exercise Price for an Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an ISO to be granted to an Employee who owns Shares representing more than 10% of the Company’s outstanding Common Shares at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares on the date of grant.

(b) Standards for Determining Exercise Price. If the Common Shares are listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the average of the highest and lowest selling price on such exchange on the last date on which a Share was sold. If the Common Shares are not traded on a national securities exchange on the date in question, then the Market Value per Share shall be its fair market value as determined by the Committee in its sole and absolute discretion in accordance with Section 409A of the Code.

8.	EXERCISE OF OPTIONS.

(a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option shall became vested and exercisable according to the following schedule:

Years of Service	Vested Percentage (applied to Optioned Shares)
Less than 1	0%
1	25%
2	50%
3	75%
4 or more	100%

Notwithstanding the foregoing, each Participant shall become fully (100%) vested immediately (i) upon termination of the Participant’s Continuous Service due to the Participant’s Disability or death, or (ii) upon a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control. An Option may not be exercised for a fractional Share.

(b) Procedure for Exercise. A Participant may exercise an Option in whole or in part, subject to provisions relative to its termination and limitations on its exercise, only by delivery to the Committee or its designee, in accordance with procedures for the exercise of Options as the Committee may establish from time to time, of (i) written notice of intent to exercise the Option with respect to a specified number of whole Shares, (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Shares, or a combination of cash and Common Shares, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised, (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; and (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Participant, appropriate proof of the right of such individual to exercise the Option or portion thereof. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Shares utilized in full or partial payment of the Exercise Price for Options shall be valued at their Market Value at the date of exercise. Notwithstanding the foregoing, if the Exercise Price may be paid in Common Shares as provided above, Common Shares delivered by the Participant may be shares which were received by the Participant upon exercise of one or more previously exercised Options, but only if such Common Shares have been held by the Participant for at least six months, or such other period of time as is required, in the opinion of the independent auditor for the Plan, to avoid adverse financial accounting results.

(c) Period of Exercisability. Except to the extent otherwise provided herein or in the terms of an Agreement, an Option may be exercised by a Participant only while he has maintained Continuous Service from the date of the grant of the Option, or within 90 after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire). Notwithstanding the foregoing, the Participant’s rights to exercise such option shall expire:

(1) immediately upon termination of the Participant’s Continuous Service due to “Just Cause” which for purposes hereof shall have the meaning set forth in any unexpired employment, consulting, or severance agreement between the Participant and the Company or an Affiliate (and, in the absence of any such agreement, shall mean termination because of the Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), as determined by the Committee in its discretion) or final cease-and-desist order;

(2) immediately upon a determination by the Committee that the Participant has violated a non-competition provision contained in any unexpired employment, or consulting, or other written agreement between the Participant and the Company or an Affiliate; or

(3) two years from the date on which the Participant’s Continuous Service terminates due to his death (but not later than the date on which the Option would otherwise expire), during which time the Option may be exercised (to the extent that the Participant would have been entitled to exercise it immediately prior to his death) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.

(d) Effect of the Committee’s Decisions. The Committee’s determination whether a Participant’s Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

(e) Reload Options. For each Optioned Share purchased upon the exercise of an Option within two years after the first date on which such Option becomes exercisable pursuant to Section 8(a) hereof, the Committee, in its sole discretion, may grant the Participant a new Option (“Reload Option”) to purchase an additional Optioned Share. The Exercise Price of the Reload Option shall be determined in accordance with Section 7 hereof. The Reload Option shall become exercisable two years after its grant date or as otherwise provided by the Committee. The number of Optioned Shares subject to the Reload Option shall be reduced by each Share sold or otherwise disposed of by the Participant after the grant date and before the exercise date of the Reload Option without prior Committee approval (which shall not be withheld in the case of the Participant’s financial hardship).

9.	STOCK APPRECIATION RIGHTS.

(a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. A SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, a SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. A SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements: (i) the SAR will expire no later than the ISO; (ii) the SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised; (iii) the SAR is transferable only when the ISO is transferable, and under the same conditions; (iv) the SAR may be exercised only when the ISO may be exercised; and (v) the SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of one Share on the date of grant.

(c) Timing of Exercise. The provisions of Section 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

(d) Exercise of SARs. A SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that a SAR may not be exercised for a fractional Share. Upon exercise of a SAR, the Participant shall be entitled to receive, without payment to the Company, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of the excess of) the then aggregate Market Value of the number of Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Shares. This amount shall be payable by the Company, at the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

(e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Section 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

10.	RESTRICTED SHARE AWARDS.

(a) Grants. The Committee shall have the discretion to grant Restricted Share Awards to Employees and Directors. As promptly as practicable after a determination is made that a Restricted Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Restricted Share Award. The Committee shall maintain records as to all grants of Restricted Share Awards under the Plan.

(b) Earning Shares. Unless the Committee specifically eliminates any vesting schedule in an Agreement granting a Restricted Share Award, Shares subject to Restricted Share Awards shall be earned and become non-forfeitable by a Participant according to the following schedule, provided the Participant is an Employee or Director on the scheduled vesting date:

Years of Service	Vested Percentage (applied to Optioned Shares)
Less than 1	0%
1	25%
2	50%
3	75%
4 or more	100%

Notwithstanding the foregoing, each Participant shall become fully (100%) vested immediately (i) upon termination of the Participant’s Continuous Service due to the Participant’s Disability or death, or (ii) upon a Change in Control or, if earlier, the execution of a definitive agreement to affect a Change in Control.

(c) Accrual of Dividends. Whenever Shares are paid to a Participant or Beneficiary under Section 10(d), such Participant or Beneficiary shall also be entitled to receive, with respect to each Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company’s shareholders) and a number of Common Shares equal to any stock dividends, declared and paid with respect to a Common Share between the date the relevant Restricted Share Award was initially granted to such Participant and the date the Shares are being distributed.

(d) Distribution of Shares.

(1) Timing of Distributions: General Rule. Except as otherwise expressly provided in this Plan, the Company shall distribute Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

(2) Form of Distribution. The Company shall distribute all Shares, together with any shares representing stock dividends, in the form of Common Shares. One Common Share shall be given for each Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

11.	CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

(a) Change in Control. Immediately prior to a Change in Control or, if earlier, the execution of a definitive agreement to effect a Change in Control, all Options and SARs shall become fully exercisable and all Restricted Share Awards shall be 100% vested, notwithstanding any other provision of the Plan or any Agreement.

(b) Recapitalizations; Stock Splits, Etc. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, any stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar transactions or events, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make equitable adjustment in (i) the number and kind of Shares deemed to be available thereafter for grants of Awards under this Plan, (ii) the number and kind of Shares that may be delivered or deliverable in respect of outstanding Awards, and (iii) the exercise price to prevent such dilution or enlargement of rights.

(c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company’s assets (any of the foregoing to be referred to herein as a “Transaction”), all outstanding Awards, together with the Exercise Prices thereof, the Committee shall make equitable adjustment for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction, and the forfeiture provisions set forth in Sections 8(c)(2) and 17(c) shall automatically become null and void.

(d) Special Rule for ISOs. Any adjustment made pursuant to subsections (a) or (b) hereof shall be made in such a manner as not to constitute a modification of an ISO, within the meaning of Section 424(h) of the Code.

(e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section 11, a Participant becomes entitled to new, additional, or different shares of stock or securities, then, except as expressly provided in this Section 11, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

(f) Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

(g) Certain Special Dividends. The Exercise Price of and number of Shares subject to outstanding Options shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the shareholders.

12.	TRANSFERABILITY OF AWARDS.

ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Restricted Share Awards, SARs or Non-ISOs may transfer such Awards to his or her spouse, lineal ascendants, or to a duly established trust for the benefit of one or more of these individuals. The Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 12. Awards which are transferred pursuant to this Section 12 shall be exercisable or earned by the transferee according to the same terms and conditions as applied to the Participant. Notwithstanding any other provision of this Plan to the contrary, Common Shares that are received pursuant to an Award may not be sold within the six-month period following the grant date of that Award, except in the event of the Participant’s death or Disability, or such other event as the Board may specifically deem appropriate.

13.	TIME OF GRANTING OPTIONS.

The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

14.	EFFECTIVE DATE.

The Plan became effective upon its adoption by the Board on March 30, 2010, but its effectiveness and the effectiveness of any grants of Awards shall be contingent upon the Plan’s approval by a favorable vote of shareholders of a majority of the total votes cast at a duly called meeting of the Company’s shareholders held in accordance with applicable laws.

15.	MODIFICATION OF OPTIONS.

At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, impair the Option without the consent of the holder of the Option, or have the effect of reducing the Exercise Price for the Option.

16.	AMENDMENT AND TERMINATION OF THE PLAN.

The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair the balance credited to the Participant’s Account or any rights or obligations under any Award theretofore granted.

17.	CONDITIONS UPON ISSUANCE OF SHARES.

(a) Compliance with Securities Laws. Common Shares shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

(b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Committee may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(c) Repurchase Right; Damages. The Company shall have the right to cause the forfeiture of the Shares (in the case of Optioned Shares, in exchange for any Exercise Price paid by the Participant) that a Participant receives pursuant to an Award if the Participant breaches a non-competition provision in any unexpired employment, consulting or other written agreement between the Participant and the Company or an Affiliate. If a Participant has disposed of such Shares, the Company may seek compensatory damages from the Participant, as well as seek specific performance for the sale to the Company of such other Shares that the Participant owns or controls (but only to the extent necessary to provide the Company with the recovery contemplated in the preceding sentence).

(d) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay a Participant the in-the-money value of his or her Option in consideration for its cancellation, or all of these restrictions.

18.	RESERVATION OF SHARES.

The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19.	WITHHOLDING TAX.

The Company’s obligation to deliver Shares or make cash payments pursuant to an Award shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and employment tax withholding obligations. To the extent that the Company is required to withhold any federal, state or local income and employment taxes in respect of any compensation income realized by the Participant in respect of Shares acquired pursuant to an Award, or in respect of any Shares becoming vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such federal, state or local income and employment taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such federal, state or local income or employment taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20.	NO SHAREHOLDER RIGHTS.

No Participant shall have any voting or dividend rights or other rights of a shareholder in respect of any Shares covered by an Award prior to the time said Shares are actually distributed to him.

21.	NO EMPLOYMENT OR OTHER RIGHTS.

In no event shall an Employee’s, Consultant’s or Director’s eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Consultant, Director, or any other party to continue service with the Company or any Affiliate. Except to the extent provided in Sections 6(b) and 9(a), no Employee, Consultant or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee, Consultant or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

22.	GOVERNING LAW.

The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that federal law shall be deemed to apply.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWTEK BUSINESS SERVICES, INC.

May 26, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at www.Newtek2010proxy.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

iPlease detach along perforated line and mail in the envelope provided.i

¢ 20433000000000001000 4	052610

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR DIRECTORS NOMINATED AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Four Directors for a one year term (except as marked to the contrary):			2. To approve the adoption by the Board of Directors of the 2010 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
			3. To ratify the selection of J.H. Cohn LLP as auditors of the Company for the year ending December 31, 2010.	☐	☐	☐
NOMINEES:

4.   Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to Common Shares of the Company which the undersigned is entitled to vote at the Annual Meeting.

The undersigned shareholder acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of the Annual Meeting and a Proxy Statement dated April 30, 2010.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

☐ FOR ALL NOMINEES	O David C. Beck O Sam Kirschner O Salvatore F. Mulia O Barry Sloane

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, ●

Check here if you plan to attend the Annual Meeting: ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

ANNUAL MEETING OF STOCKHOLDERS OF

NEWTEK BUSINESS SERVICES, INC.

May 26, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.Newtek2010proxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES	COMPANY NUMBER
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the
instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.	ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.Newtek2010proxy.com

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.i

¢ 20433000000000001000 4	052610

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOUR DIRECTORS NOMINATED AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Four Directors for a one year term (except as marked to the contrary):			2. To approve the adoption by the Board of Directors of the 2010 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES	NOMINEES: O David C. Beck O Sam Kirschner O Salvatore F. Mulia O Barry Sloane		3. To ratify the selection of J.H. Cohn LLP as auditors of the Company for the year ending December 31, 2010.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES			4. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.
☐ FOR ALL EXCEPT (See instructions below)

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to Common Shares of the Company which the undersigned is entitled to vote at the Annual Meeting.

The undersigned shareholder acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of the Annual Meeting and a Proxy Statement dated April 30, 2010.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Check here if you plan to attend the Annual Meeting: ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

☐                     ¢

NEWTEK BUSINESS SERVICES, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 26, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at www.Newtek2010proxy.com and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned shareholder of Newtek Business Services, Inc. (the “Company”) hereby appoints Barry Sloane and David C. Beck, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all Common Shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the New York City office of the Company, 1440 Broadway, 17th Floor, New York, NY 10018 on Wednesday, May 26, 2010 at 9:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the propositions stated. If any other business is presented at the Annual Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

¢	(Continued and to be signed on the reverse side.)	14475 ¢